UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 16, 2006


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-21559                04-3320515
(State or other jurisdiction of        (Commission            (I.R.S. employer
         incorporation)                file number)          identification no.)



                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 504-1100

                            VIISAGE TECHNOLOGY, INC.
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As described on Current Report on Form 8-K of Viisage Technology, Inc. (now known as L-1 Identity Solutions, Inc., the "Company") filed on August 17, 2006 (the "Initial 8-K"), on August 16, 2006, the Company consummated its acquisition of Iridian Technologies, Inc. ("Iridian") by way of merger whereby Iridian became a wholly-owned subsidiary of the Company.

The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference, are the audited consolidated financial statements of Iridian for the years ended December 31, 2005 and 2004 and the unaudited interim condensed consolidated financial statements of Iridian for the six months ended June 30, 2006 and 2005.

(b) Pro forma financial information.

Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.3 and incorporated herein by reference, is the required unaudited pro forma condensed consolidated financial statements.

(d) Exhibits

Exhibit 23.1        Consent of Asher & Company, Ltd. dated September 29, 2006.

Exhibit 99.1 Audited Consolidated Financial Statements of Iridian Technologies, Inc. for the Years Ended December 31, 2005 and 2004.

Exhibit 99.2 Unaudited Condensed Consolidated Financial Statements of Iridian Technologies, Inc. for the Six Months Ended June 30, 2006 and 2005.

Exhibit 99.3        Unaudited Pro Forma Condensed Consolidated Financial
                    Statements.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2006
                                          L-1 IDENTITY SOLUTIONS, INC.


                                          By:  /s/  James DePalma
                                              ----------------------------------
                                              James DePalma
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Treasurer


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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------

Exhibit 23.1        Consent of Asher & Company, Ltd. dated September 29, 2006.

Exhibit 99.1 Audited Consolidated Financial Statements of Iridian Technologies, Inc. for the Years Ended December 31, 2005 and 2004.

Exhibit 99.2 Unaudited Condensed Consolidated Financial Statements of Iridian Technologies, Inc. for the Six Months Ended June 30, 2006 and 2005.

Exhibit 99.3        Unaudited Pro Forma Condensed Consolidated Financial
                    Statements.











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